UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2011

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(File number)	(I.R.S. Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Amendments to Submission of Matters to a Vote of Security Holders

Bank of Marin Bancorp (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on May 20, 2011 (the “Prior 8-K), relating to the voting results at its annual meeting of shareholders that occurred on May 17, 2011. The purpose of this Current Report on Form 8-K/A is to amend the Prior 8-K to report that on June 17, 2011, based on the voting results with respect to the frequency of the executive compensation shareholder vote, the Board of Directors decided to follow the shareholders’ recommendation to hold an annual advisory shareholder vote on executive compensation. The remainder of the information contained in the Prior 8-K is not hereby amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 5, 2011	BANK OF MARIN BANCORP

		by:	/s/ Christina J. Cook

Christina J. Cook
Executive Vice President and Chief Financial Officer